Net Income (Loss) Per Share	3 Months Ended
Nov. 30, 2020
Earnings Per Share [Abstract]
NOTE 9 - Net Income (Loss) Per Share

NOTE 9 - Net Income (Loss) Per Share

The computation of basic earnings per share (“EPS”) is based on the weighted average number of shares that were outstanding during the period, including shares of common stock that are issuable at the end of the reporting period. The computation of diluted EPS is based on the number of basic weighted-average shares outstanding plus the number of common shares that would be issued assuming the exercise of all potentially dilutive common shares outstanding using the treasury stock method. The computation of diluted net income per share does not assume conversion, exercise or contingent issuance of securities that would have an antidilutive effect on earnings per share. Therefore, when calculating EPS if the Company experienced a loss, there is no inclusion of dilutive securities as their inclusion in the EPS calculation is antidilutive. Furthermore, options and warrants will have a dilutive effect under the treasury stock method only when the average market price of the common stock during the period exceeds the exercise price of the options or warrants (they are in the money).

Following is the computation of basic and diluted net loss per share for the three months ended November 30, 2020 and 2019:

	Three Months Ended November 30,
	2020	2019
Basic and Diluted EPS Computation
Numerator:
Loss available to common stockholders'	$(2,537,035)	$(1,105,278)
Denominator:
Weighted average number of common shares outstanding	52,959,323	52,959,323
Basic and diluted EPS	$(0.05)	$(0.02)

The shares listed below were not included in the computation of diluted losses per share because to do so would have been antidilutive for the periods presented:
Stock options	7,817,234	2,935,334
Warrants	19,483,517	19,483,517
Total shares not included in the computation of diluted losses per share	27,300,751	22,418,851